SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15 (d) of
                           The Securities Act of 1934


          Date of Report (Date of earliest event reported) April 24, 2000





                               SIMTEK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Colorado                          0-19027                    84-1057605
-----------------                  ------------              -------------------
(State or other                    (Commission               (I.R.S. Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)



                      1465 Kelly Johnson Boulevard
                       Colorado Springs, Colorado               80920
                ----------------------------------------       --------
                (Address of principal executive offices)       Zip Code


Registrant's telephone, including area code:  (719) 531-9444

                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Item 5: Other Information:

     (1) The following 1998 Annual Report to Shareholders, dated March 24, 2000, has been mailed by the Registrant to its Shareholders:

[OUTSIDE COVER OF REPORT]

Simtek Corporation
1465 Kelly Johnson Blvd. #301
Colorado Springs, CO 80920

[SIMTEK'S LOGO - GRAPHIC OMITTED]

1999
ANNUAL
REPORT

[END OF OUTSIDE COVER]
--------------------------------------------------------------------------------

To Our Shareholders:

This report covers the year ended December 31, 1999. Shareholders who desire further disclosure information may request the following reports from the Securities and Exchange Commission or from Simtek Corporation: Annual Reports on Form 10- KSB and Quarterly Reports on Form 10-QSB.

Our net product sales for 1999 totaled $ 6,992,388 compared to $6,180,550 in 1998. The increase in net product sales for the year ended December 31, 1999 was due primarily to the recovery of the Far East economy, where sales of our nvSRAMs returned to their historic level as a percent of total sales. During 1999, sales of our 1.2 micron 64 kilobit and 0.8 micron 256 kilobit nvSRAM military products accounted for approximately 29% of our sales, while the 256 kilobit and 64 kilobit nvSRAM product based on 0.8 micron technology accounted for approximately 65% of sales. Sales of our 4 kilobit and 16 kilobit nvSRAM products accounted for the balance of the sales in 1999. Three distributors of our nvSRAM products accounted for approximately 56% of our net product sales for the year ended December 31, 1999.

We had a net income of $132,256 for the year ended December 31, 1999 compared to $162,781 for the year ended December 31, 1998. We realized a positive gross margin of $2,663,644 in 1999 compared to $2,702,689 in 1998 for percentages of 38% and 44%, respectively.

Operating expenses were approximately $180,000 less for the year ended December 31, 1999 than for the year ended December 31, 1998. Of this decrease, approximately $108,000 related to research and development, where in 1999, there was a decrease in the costs associated with yield improvement on our 64 kilobit and 256 kilobit 0.8 micron technology built at Chartered's wafer fab. There was a decrease of approximately $80,000 in administration due

                                                                  March 24, 2000
primarily  to  decreased  payroll  and  benefit  costs and a  decrease  in legal expenses. These decreases were partially offset by an approximate $8,000 increase in sales and marketing which was attributed to an increase in sales commissions.

In July 1999, we qualified and began shipping small volumes of our 64 kilobit and 256 kilobit AutoStorePlusTM Products. These parts are intended to be direct replacements for encapsulated battery- backed SRAM's.

In the third quarter of 1999, we began sampling our Real Time Clock ("RTC") module products which combine our nvSRAMs with a miniature capacitor- powered oscillator/counter that eliminates the need for a back-up battery when system power is lost.

1999 proved to be a good year for Simtek with record volume units being shipped and record revenues being achieved. We at Simtek appreciate your continued support.

Sincerely,



DOUGLAS MITCHELL
President and CEO

---------------------------------------------------------------------------------------------------------
Balance Sheet
---------------------------------------------------------------------------------------------------------
                                                                                          December 31,
                                                                                             1999

                                                                                      -------------------
ASSETS


CURRENT ASSETS:
        Cash and cash equivalents                                                       $   2,173,592
        Restricted certificate of deposit                                                     400,000
        Accounts receivable  -  trade, net of allowance for
             doubtful accounts and return allowances of $45,271                             1,050,219
        Inventory                                                                             916,692
        Prepaid expenses and other                                                             33,802
                                                                                        -------------
                             Total current assets                                           4,574,305

EQUIPMENT AND FURNITURE,  net                                                                 440,654

OTHER  ASSESTS                                                                                 49,425
                                                                                        -------------

     TOTAL ASSETS                                                                       $   5,064,384
                                                                                        =============


                      LIABILITIES AND SHAREHOLDER'S EQUITY


CURRENT LIABILITIES:
        Accounts payable                                                               $     731,651
        Accrued Expenses                                                                     155,479
        Accrued Wages                                                                        223,012
        Accrued Vacation payable                                                              83,688
        Obligation under capital leases                                                       51,115
        Payable to ZMD                                                                       130,153
                                                                                       -------------

                             Total current liabilities                                     1,375,098
                                                                                       -------------

CONVERTIBLE DEBENTURES                                                                     1,500,000

OBLIGATIONS UNDER CAPITAL LEASES                                                             190,544
                                                                                       -------------

                             Total liabilities                                             3,065,642
COMMITMENTS  (NOTE 6)

SHAREHOLDER'S EQUITY:

Preferred stock, $1.00 par value; 2,000,000 shares
        authorized, none issued                                                                    -
Common stock, $.01 par value; 80,000,000 shares
        authorized, 28,955,226 shares issued and outstanding                                 289,552
Additional paid-in capital                                                                29,793,041
Accumulated deficit                                                                      (28,083,851)
                                                                                       -------------
                             Total shareholder's equity                                    1,998,742
                                                                                       -------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                             $   5,064,384
                                                                                       =============

---------------------------------------------------------------------------------------------------------

OTC Electronic Bulletin Board                                  Registrar and Transfer Agent
System Symbol:                                                 Continental Stock Transfer and Trust
SRAM                                                           2 Broadway
                                                               New York,  NY   10004


---------------------------------------------------------------------------------------------------------
Statement of Operations
---------------------------------------------------------------------------------------------------------

                                                                              FOR THE YEARS ENDED
                                                                                  DECEMBER 31,
                                                                    -------------------------------------

                                                                          1999                   1998
                                                                    --------------         --------------
NET SALES                                                           $    6,992,388         $    6,180,550

        Cost of Sales                                                    4,328,744              3,477,861
                                                                    --------------         --------------

GROSS MARGIN                                                             2,663,644              2,702,689

OPERATING EXPENSES:
        Research and development costs                                   1,272,836              1,380,649
        Sales and marketing                                                812,065                803,868
        General and administrative                                         406,631                486,718
                                                                    --------------         --------------

         Total operating expenses                                        2,491,532              2,671,235
                                                                    --------------         --------------

INCOME FROM OPERATIONS:                                                    172,112                 31,454
                                                                    --------------         --------------

OTHER INCOME  (EXPENSE)

        Interest income                                                     96,942                 78,587
        Other income                                                         1,678                128,906
        Interest expense                                                  (138,477)               (76,166)
                                                                    --------------         --------------
               Total other income                                          (39,857)               131,327
                                                                    --------------         --------------
NET INCOME AND COMPREHENSIVE INCOME                                 $      132,255         $      162,781
                                                                    ==============         ==============

NET INCOME PER COMMON SHARE:
        Basic                                                       $            *         $         0.01
                                                                    ==============         ==============
        Diluted                                                     $            *         $         0.01
                                                                    ==============         ==============



WEIGHTED AVERAGE COMMON SHARE OUTSTANDING:
        Basic                                                           28,923,966             28,727,276
                                                                    ==============         ==============
        Diluted                                                         29,852,960             30,250,334
                                                                    ==============         ==============


        *Less than $.01 per share.

---------------------------------------------------------------------------------------------------------
Directors and Officers
---------------------------------------------------------------------------------------------------------

Mr. Douglas Mitchell           Dr. Klaus Wiemer, Director                Mr. Harold Blomquist,  Director
CEO, Director

                               Mr. John Heightley, Director              Mr. Robert Keeley,  Director

---------------------------------------------------------------------------------------------------------

Home Page:                                               E-Mail
http://www.simtek.com                                    info@simtek.com


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                      SIMTEK CORPORATION


April 24, 2000                        By: /s/Douglas Mitchell
                                         ---------------------------------------
                                          DOUGLAS MITCHELL
                                          Chief Executive Officer, President and
                                          Chief Financial Officer (acting)